EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 0F THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Westwood One, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, Shane Coppola, Chief Executive Officer of the Company, certify that to my knowledge:

     1. the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/S/ Shane Coppola
Shane Coppola
August 6, 2003

This statement is being furnished to the Securities and Exchange Commission as an exhibit to this quarterly Report on Form 10-Q.